UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2007
VANDA PHARMACEUTICALS INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-51863 (Commission File No.)	03-0491827 (IRS Employer Identification No.)
9605 Medical Center Drive
Suite 300
Rockville, Maryland 20850
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (240) 599-4500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (f)      In the Company’s Registration Statement on Form S-1 (File No. 333-139485), as amended and as declared effective by the Securities and Exchange Commission on January 18, 2006, the Company did not include in its Summary Compensation Table the cash incentive bonuses payable to its “named executive officers” for the year ended December 31, 2006, because the Company’s Board of Directors had not yet determined the amounts of these cash incentive bonuses.
     The amounts of these cash incentive bonuses were determined by the Board of Directors on January 30, 2007, in the following amounts:

Named Executive Officer	Amount of 2006 Cash Incentive Bonus

Mihael H. Polymeropoulos, M.D. President and Chief Executive Officer	$250,000

Paolo Baroldi, M.D., Ph.D. Senior Vice President and Chief Medical Officer	$93,750

William D. “Chip” Clark Senior Vice President, Chief Business Officer and Secretary	$118,000

Steven A. Shallcross Senior Vice President, Chief Financial Officer and Treasurer	$93,750

Thomas Copmann, Ph.D. Vice President of Regulatory Affairs	$40,768

Deepak Phadke, Ph.D. Vice President of Manufacturing	$36,465
     Set forth on the following page is a new Summary Compensation Table which sets forth all of the compensation awarded to, earned by, or paid to the Company’s above executive officers for the year ended December 31, 2006, including the above-noted cash incentive bonuses:

Summary Compensation Table — 2006

					Non-Equity
					Incentive Plan	All Other
Name and Principal Position	Salary	Bonus	Option Awards		Compensation	Compensation		Total

Mihael H. Polymeropoulos, M.D. President and Chief Executive Officer	$375,533	—	$2,976,966	(2)	$250,000	$6,582	(4)	$3,609,081

Paolo Baroldi, M.D., Ph.D. Senior Vice President and Chief Medical Officer (1)	$122,917	$30,000	$103,197	(2)	$93,750	$63,619	(5)	$413,482

William D. “Chip” Clark Senior Vice President, Chief Business Officer and Secretary	$235,971	—	$1,493,222	(2)	$118,000	$3,039	(4)	$1,850,232

Steven A. Shallcross Senior Vice President, Chief Financial Officer and Treasurer	$250,000	—	$585,619	(2)	$93,750	$6,600	(4)	$935,969

Thomas Copmann, Ph.D. Vice President of Regulatory Affairs	$207,333	—	$135,860	(3)	$40,768	$6,600	(5)	$390,561

Deepak Phadke, Ph.D. Vice President of Manufacturing	$176,233	$10,000	$115,835	(2)	$36,465	$4,800	(5)	$343,333
(1)	Dr. Baroldi joined the Company in July 2006.

(2)	Amount reflects the compensation cost for the year ended December 31, 2006 of the named executive officer’s options, calculated in accordance with SFAS 123(R) and using a Black-Scholes valuation model. See note 4 of “Notes to condensed consolidated financial statements” included in the Company’s Registration Statement on Form S-1 (File No. 333-139485), as amended.

(3)	Amount reflects the aggregate compensation cost for the year ended December 31, 2006 of Dr. Copmann’s options and also 5,665 shares of restricted stock which were issued upon the early exercise of an option owned by Dr. Copmann and which vested to him during the year ended December 31, 2006, in each case calculated in accordance with SFAS 123(R) and using a Black-Scholes valuation model. See note 4 of “Notes to condensed consolidated financial statements” included in the Company’s Registration Statement on Form S-1 (File No. 333-139485), as amended.

(4)	Includes matching contributions made by the Company to executives’ respective 401(k) plan contributions.

(5)	Includes $938 in matching contributions made by the Company to Dr. Baroldi’s 401(k) plan contributions, $49,934 in relocation expenses paid by the Company, and $12,747 in tax costs paid by the Company relating to such relocation expenses.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.
By:	/s/ STEVEN A. SHALLCROSS
	Name:	Steven A. Shallcross
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Dated: January 31, 2007